UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 25, 2016

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains IBM’s Chief Financial Officer Martin Schroeter’s presentation materials for IBM’s Investor Briefing on February 25, 2016, which includes supplementary materials about non-GAAP financial measures in the presentation.  Attachment II contains additional information about this presentation that has been posted on IBM’s Investor Relations website (www.ibm.com/investor/). Attachments I and II are hereby filed.

These materials may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, which statements involve numerous factors that could cause actual results to differ materially. Additional information about those factors is contained in IBM’s filings with the SEC, available from the SEC, IBM’s web site or IBM’s Investor Relations.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 25, 2016

	By:	/s/ Stanley J. Sutula III
Stanley J. Sutula III
Vice President and Controller
(Chief Accounting Officer)

3

ATTACHMENT I

Financial Overview Martin Schroeter Senior Vice President and Chief Financial Officer IBM Investor Briefing 2016

Agenda IBM Continuous Transformation 01 Unit Focus Software Global Business Services 02 Segments & IBM Model 03

IBM Continuous Transformation Note 1,2 Last 10 Years ($9B) (1%) CAGR Divestitures (~$13B) (~1.5pts) Acquisitions ~$8B <1pt Currency (~$5B) (>0.5pts) Last 5 Years ($16B) (4%) CAGR Divestitures (~$7B) (~1.5pts) Acquisitions ~$4B <1pt Currency (~$10B) (>2pts) Key Drivers $91B $82B 40% 51% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Revenue GP%

Performance Dynamics Strategic Imperative revenue mix: 2015 Gross Profit Margin 22% 35% 27% Revenue growth Yr/Yr Strategic Imperatives: 53% IBM: 51% Core Content: 50% Note 3 Revenue Yr/Yr @CC from Continuing Ops; excluding divested businesses 19% 19% 26% - 2% - 1% - 1% - 7% - 7% - 11% 2013 2014 2015 Strategic Imperatives Total IBM Core Content

Strategic Imperatives Capabilities and Investments New Capabilities Analytics Cloud Engagement >$6B Investment 13 Acquisitions 200K Developers & 1,500 Partners >$7B Investment 15 Acquisitions 46 Cloud Datacenters 1M Bluemix users $3B Investment 6 Acquisitions ~10K Mobile, Social, Security specialists Reinventing the Core Over the last 3 years IBM Digital Practice Hybrid Cloud Investment = Development + Capex + Acquisition spend Developers include data scientists

Over the last 10 years Gross Profit Margin Performance Note 2 40% 51% ~5pts ~4pts (<1/2pt) ~2pts 2005 Software Services Hardware / Other as-a-Service build out 2015

Gross Profit Margin Performance 40% 51% ~5pts ~4pts (<1/2pt) ~2pts Note 2 2005 Software Services Hardware / Other as-a-Service build out 2015

Pre-tax Income $13B $18B 14% 22% Last 10 Years ~$5B) Software & Services >$5B) Hardware (~$1.5B) Currency <$1B) Last 5 Years (~$2.5B) Hardware (>$1B) Currency (<$1B) Note 4 Key Drivers 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Pre-tax Income Margin %

Cash Flow and Cash Utilization Over the last 10 years Cash from Operations: $186B R&D: $58B, already reflected in income statement Free Cash Flow: $144B Reinvestment $13B $17B Capital $42B Net Acquisitions $27B Dividends $33B Share count reduction 37% Return to shareholders Note 5 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Cash from Operations Free Cash Flow

~80% of IBM revenue is from clients who have deployed cross-IBM solutions Industry Services Technology Services Security Cognitive, Analytics, Data Cloud / Systems Partnerships Watson Health Watson Internet of Things IBM Capabilities

IBM Continuous Transformation Summary Significant IBM transformation over the last 10 years Stable revenue performance Divested lower margin businesses Invested for higher value Cash flow supports both reinvestment and return to shareholders Longer-term financial model Low single-digit revenue growth Mid single-digit pre-tax income growth High single-digit EPS growth with return to shareholders Free Cash Flow realization in the 90%’s

02 Unit Focus

2015 Revenue by Segment Global Technology Services 1% Yr/Yr Systems Hardware 8% Yr/Yr Global Financing 2% Yr/Yr Software (4%) Yr/Yr Global Business Services (4%) Yr/Yr Impacted by flexibility provided to clients Engineered shift to Strategic Imperatives Declined in 2015 Grew in 2015 $81.7B Revenue Yr/Yr @CC from Continuing Ops; excluding divested businesses 28% 21% 39% 9% 2%

Software Flexibility Dynamics Individual product purchases and usage limits Subscription & Support payment based on full license deployment Deployment model by country Limited Flexibility High Flexibility Purchase provides access to a broad catalog Subscription & Support payment based on actual license deployment Global deployment model Software transaction performance impacted by flexibility provided to clients Annuity driven by deployment of licenses after the first year Licenses in use can grow without additional transactional revenue Features of a high flexibility model Broader access to a catalog of products drives flexibility Tend to be larger clients with large transaction sizes

2015 Software Performance

Transactional Revenue (14%) Yr/Yr

Non-Top 250 clients' revenue growing low single digits

In aggregate, Top 250 clients' revenue impacted by flexibility

- >70% of the most flexible contracts with the Top 250 clients

Software Revenue


~15%
~10%
~75%

- Transactional—Non-Top 250 clients
- Transactional—Top 250 clients
- Annuity

Annuity Revenue +1% Yr/Yr

Driven by deployment

Growth across the client base — Top 250 & Non-Top 250 Clients

Revenue Yr/Yr @CC

Global Business Services Transformation

Revenue Mix


30%
70%
45%
55%
2014
2015

Engineered Shift:
+15pts of mix

+30K Resources
over the last 2 years
- Re-skill / up-skill
- Hiring
- Attrition

- Strategic Imperatives +44% Yr/Yr
- Core Content (25%) Yr/Yr

Consulting

- Driving engineered shift to Strategic Imperatives
- Supported by aggressive skills shift
- Activity declining in traditional consulting areas

Adjusted for currency	2015 Revenue Yr/Yr
Strategic Imperatives	$1.0B
Core Content	($1.7B)
Total	(~$0.8B)

Application Management

- Longer term nature of engagements drives stable performance

Revenue Yr/Yr @CC from Continuing Ops; excluding divested businesses

Unit Focus Summary 2015 software transactional performance impacted by additional flexibility Stable annuity revenue Enables long term client commitment to the platform Global Business Services performance driven by engineered shift to growth opportunities in consulting

03 Segments & IBM Model

2016 Segment Structure Global Technology Services Key Branded Middleware Other Middleware Operating Systems Global Business Services Software Systems Hardware Global Financing 2015 Structure

2016 Segment Structure Global Technology Services Key Branded Middleware Other Middleware Operating Systems Global Business Services Software Systems Hardware Global Financing 2015 Structure Solutions Software Transaction Processing Software Integration Software Operating Systems Software Software value shifting to new areas

2016 Segment Structure 2016 structure reflective of management system and consistent with IBM’s Platform & Solutions focus Cognitive Solutions & Industry Services Systems Hardware Operating Systems Global Technology Services Integration Software Technology Services & Cloud Platforms Cognitive Solutions Systems Global Financing 2016 Structure Solutions Software Transaction Processing Software Global Business Services Global Technology Services Key Branded Middleware Other Middleware Operating Systems Global Business Services Software Systems Hardware Global Financing 2015 Structure Solutions Software Transaction Processing Software Integration Software Operating Systems Software Software value shifting to new areas

2016 Segment Disclosures Global Business Services Consulting Application Management Global Process Services Cognitive Solutions Systems Global Financing New Segments Solutions Software Transaction Processing Software Systems Hardware Operating Systems Revenue Details Gross Profit Details Additional Revenue Disclosures Total Total Hardware Software Total Total Total Cognitive Solutions & Industry Services Pre-tax Income Details Total Total Total Total Strategic Imperatives Cloud as-a-Service run rate Strategic Imperatives Cloud as-a-Service run rate Strategic Imperatives Cloud Not applicable IBM – Additional Revenue Disclosures Total Software Total Strategic Imperatives, Analytics, Cloud, as-a-Service run rate, Security, Mobile, Social Technology Services & Cloud Platforms Infrastructure Services Technical Support Services Integration Software Total Services Software Strategic Imperatives Cloud as-a-Service run rate Total

New Segments: 2015 Results Global Business Services Cognitive Solutions Systems Global Financing New Segments Revenue Additional Revenue Disclosures Cognitive Solutions & Industry Services Pre-tax Income, Margin $17.2B $17.8B $9.5B $1.8B $2.6B, 14.7% $7.2B, 36.1% $1.7B, 16.7% $2.4B, 52.8% Strategic Imperatives: $7.7B Cloud: $1.8B as-a-Service run rate: $0.7B Strategic Imperatives: $11.0B Cloud: $1.4B as-a-Service run rate: $1.2B Strategic Imperatives: $4.0B Cloud: $3.0B Technology Services & Cloud Platforms $35.1B $5.7B, 15.8% Strategic Imperatives: $6.3B Cloud: $4.0B as-a-Service run rate: $3.5B

IBM Level Disclosures: 2015 Results Revenue Additional Revenue Disclosure Pre-tax Income, Margin $81.7B $17.7B, 21.6% Strategic Imperatives: $28.9B Cloud: $10.2B As-a-Service run rate: $5.3B Software: $24.5B $28.9B Analytics ~$18B Cloud ~$10B Engagement ~$6B Mobile: ~$3B Social: ~$1B Security: ~$2B Strategic Imperatives

Strategic Imperatives & Core Content Revenue by Segment


$17.8B
(3%) Yr/Yr
~60%
~40%
2015

Cognitive Solutions

- Cognitive capabilities underpins Solutions software
  - New industry opportunity – Health, Internet of Things, Education


$17.2B
(4%) Yr/Yr
~45%
~55%
2015

Global Business Services

- Engineered shift to Strategic Imperatives
  - Resource shift aligned with market opportunity


$35.1B
Flat Yr/Yr
~20%
~80%
2015

Technology Services & Cloud Platforms

- Strategic Imperatives driven by Infrastructure-as-a-Service – Public, Private and Hybrid Cloud offerings


$9.5B
4% Yr/Yr
~40%
~60%
2015

Systems

- Hardware platforms repositioned for evolving client needs
  - Mainframe for Mobile, Analytics, Cloud, Power for Linux, OpenPOWER, Flash & Object Storage

■ Strategic Imperatives ■ Core Content

Note 6
Revenue Yr/Yr @CC from Continuing Ops; excludes divested businesses

Strategic Imperatives & Core Content Revenue by Segment



$17.8B
~60%
+4pts
~40%
2015

Cognitive Solutions

- Cognitive capabilities underpins Solutions software
  - New industry opportunity – Health, Internet of Things, Education



$17.2B
~45%
+15pts
~55%
2015

Global Business Services

- Engineered shift to Strategic Imperatives
  - Resource shift aligned with market opportunity



$35.1B
~20%
+7pts
~80%
2015

Technology Services & Cloud Platforms

- Strategic Imperatives driven by Infrastructure-as-a-Service – Public, Private and Hybrid Cloud offerings



$9.5B
~40%
+15pts
~60%
2015

Systems

- Hardware platforms repositioned for evolving client needs
  - Mainframe for Mobile, Analytics, Cloud, Power for Linux, OpenPOWER, Flash & Object Storage

Note 6

■ Strategic Imperatives ■ Core Content

Strategic Imperatives & Core Content Revenue by Segment

Cognitive Solutions



$17.8B
~60%
~40%
~75%
annuity
2015

- Cognitive capabilities underpins Solutions software
  - New industry opportunity – Health, Internet of Things, Education
- Significant and stable annuity content

Technology Services & Cloud Platforms



$35.1B
~20%
~80%
~80%
annuity
2015

- Strategic Imperatives driven by Infrastructure-as-a-Service – Public, Private and Hybrid Cloud offerings
- Significant and stable annuity content

Global Business Services



$17.2B
~45%
~55%
~30%
annuity
2015

- Engineered shift to Strategic Imperatives
  - Resource shift aligned with market opportunity
- Annuity content driven by Outsourcing activity

Systems



$9.5B
~40%
~60%
~15%
annuity
2015

- Hardware platforms repositioned for evolving client needs
  - Mainframe for Mobile, Analytics, Cloud, Power for Linux, OpenPOWER, Flash & Object Storage
- Operating systems drives annuity content

Note 6

■ Strategic Imperatives ■ Core Content ▨ Annuity

Cognitive Solutions Segment Transaction Processing Software (8%) Yr/Yr 2015 Performance 2015 Yr/Yr Revenue $17.8 (3%) Gross Margin 85.1% (2 pts) PTI $7.2 (12%) PTI Margin 36.1% (1 pt) Cognitive capabilities significantly expand market opportunity Building platforms for Watson, Watson Health and Watson Internet of things 2015 Strategic Imperatives Segment Revenue Revenue Yr/Yr Strategic Imperatives $11.0 4% Cloud $1.4 52% as-a-Service run rate $1.2 $0.2 Revenue Yr/Yr @CC $ in billions For reconciliation to GAAP, refer to the Non-GAAP Supplemental Materials Solutions Software Flat Yr/Yr Segment Revenue Elements

Global Business Services Segment Application Management +1% Yr/Yr Consulting (8%) Yr/Yr 2015 Performance 2015 Yr/Yr Revenue $17.2 (4%) Gross Margin 28.2% (2 pts) PTI $2.6 (22%) PTI Margin 14.7% (2 pts) Global Process Services (7%) Yr/Yr Revenue Yr/Yr @CC from Continuing Ops; excluding divested businesses $ in billions For reconciliation to GAAP, refer to the Non-GAAP Supplemental Materials Industry centric skills, depth of design thinking drives client value Lead with cognitive capabilities across offerings Revenue Yr/Yr Strategic Imperatives $7.7 44% Cloud $1.8 83% as-a-Service run rate $0.7 $0.5 2015 Strategic Imperatives Segment Revenue Segment Revenue Elements

2015 Performance 2015 Yr/Yr Revenue $35.1 Flat Gross Margin 42.7% (2 pts) PTI $5.7 (20%) PTI Margin 15.8% (2 pts) Technology Services & Cloud Platforms Segment Technical Support Services +1% Yr/Yr Infrastructure Services +1% Yr/Yr GTS +1% Revenue Yr/Yr @CC from Continuing Ops; excluding divested businesses $ in billions For reconciliation to GAAP, refer to the Non-GAAP Supplemental Materials Transforming GTS model from systems integration to services integration Enabling clients digital transformation through the cloud – Hybrid, Private, Public Software enabled to integrate with Cloud platforms Segment Revenue Elements Revenue Yr/Yr Strategic Imperatives $6.3 59% Cloud $4.0 59% as-a-Service run rate $3.5 $1.1 2015 Strategic Imperatives Segment Revenue Integration Software (2%) Yr/Yr

Systems Segment Systems Hardware +8% Yr/Yr z Systems: +35% Yr/Yr Power: +4% Yr/Yr Storage: (7%) Yr/Yr 2015 Performance 2015 Yr/Yr Revenue $9.5 4% Gross Margin 55.8% 7 pts PTI $1.7 24% PTI Margin 16.7% 6 pts Revenue Yr/Yr @CC from Continuing Ops; excluding divested businesses $ in billions For reconciliation to GAAP, refer to the Non-GAAP Supplemental Materials Transforming Systems for growth – IBM OpenPOWER, IBM FlashSystem, IBM Spectrum Storage, Object storage for cloud New cognitive and cloud centric capabilities Revenue Yr/Yr Strategic Imperatives $4.0 41% Cloud $3.0 45% as-a-Service run rate $0 - 2015 Strategic Imperatives Segment Revenue Operating Systems (8%) Yr/Yr Segment Revenue Elements

Systems Hardware Transformation

Power


~40%
2015
~60%

Open innovation platform with Power8, Power for Linux, OpenPOWER

z Systems


~55%
2015
~45%

z13 Mainframe designed for mobile, analytics and cloud

Storage


~45%
2015
~55%

FlashSystem, Object Storage

■ Core Content ■ Strategic Imperatives

Note 6

IBM Financial Model 2016 segment structure reflective of management system and consistent with IBM’s platform and solutions focus Significant investment levels over the last couple of years to drive returns in the future Longer-term financial model Low single-digit revenue growth Mid single-digit pre-tax income growth High single-digit EPS growth with return to shareholders Free Cash Flow realization in the 90%’s

[LOGO]

The company reaffirms 2016 Operating Earnings and Free Cash Flow guidance, including the quarterly earnings skew, as described in the January 2016 earnings call. 2016 Guidance As discussed, not presented

Notes Note 1 2010-2015 Revenue from Continuing Ops Note 2 2006-2015 Operating GP%, 2010-2015 from Continuing Ops Note 3 Operating GP% from Continuing Ops - Strategic Imperatives & Core content margins are approximate Note 4 2005-2015 Operating PTI, 2010-2015 from Continuing Ops Note 5 Cash from Operations excludes GF receivables. Share count reduction 2006 to 2015, reflects weighted average shares outstanding. RDE 2010-2015 from Continuing Ops Note 6 Strategic Imperatives & Core content revenue mix, mix points represents Yr/Yr change in mix

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0216.html. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 19, 2016 and Attachment I to the company’s Form 8-K dated February 25, 2016.

Non-GAAP Supplemental Materials

In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its Investor Briefing materials and presentations, the following Non-GAAP information which management believes provides useful information to investors. Operating (Non-GAAP) and Related Income Statement Items Management presents certain financial measures from continuing operations excluding the effects of certain acquisition-related charges, non-operating retirement-related costs and any related tax impacts. Management uses the term "operating" to describe this view of the company's financial results and other financial information. For acquisitions, these measures exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable restructuring and related expenses, and tax charges related to acquisition integration. For retirement-related costs, the company has characterized certain items as operating and others as non-operating. The company includes service cost, amortization of prior service cost and the cost of defined contribution plans in its operating results. Non-operating retirement-related costs include interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements, multi-employer plan costs, pension insolvency costs, and other costs. Non-operating costs primarily relate to changes in pension plan assets and liabilities which are tied to market performance, and management considers these costs to be outside the operational performance of the business. Management’s calculation of these operating measures, as presented, may differ from similarly titled measures reported by other companies. Overall, management believes that providing investors with an operating view as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans, improves visibility to management decisions and their impacts on operational performance, enables better comparison to peer companies, and allows the company to provide a long term strategic view of the business going forward. For its earnings per share guidance, the company is utilizing an operating view to establish its objectives and track its progress. The company’s segment financial results and performance reflect operating earnings, consistent with the company’s management and measurement system. . Non-GAAP Supplemental Materials

Cash Flow Management uses a free cash flow measure to evaluate the company’s operating results, plan share repurchase levels, evaluate strategic investments and assess the company’s ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and increasing receivables is the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management includes presentations of both free cash flow and cash flow from operations that exclude the effect of Global Financing receivables. Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Customer Care Outsourcing and System x Business Divestitures With respect to the sale of IBM's worldwide customer care outsourcing services business to SYNNEX, the initial closing date was January 31, 2014. With respect to the sale of IBM’s x86 server business to Lenovo, the initial closing date was October 1, 2014. Management believes that presenting financial information without either or both of these items is more representative of operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful to investors. Non-GAAP Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow (excluding GF Receivables) $ Billions 2006 - 2015 Net Cash from Operations $181 Less: Global Financing Receivables (5) Net Cash from Operations (excluding GF Receivables) 186 Net Capital Expenditures (42) Free Cash Flow (excluding GF Receivables) $144 The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. For reconciliation to GAAP and other information, refer to FY 2015 non-GAAP measures of Gross Profit Margin from Continuing Operations, Pre-tax Income from Continuing Operations and Pre-tax Income Margin from Continuing Operations in Attachment II (Non-GAAP Supplemental Materials) in the Form 8-K submitted to the SEC on January 19, 2016. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth GAAP @CC @CC excl. Divested Businesses GAAP @CC @CC excl. Divested Businesses GAAP @CC Strategic Imperatives 17% 24% 26% 16% 18% 19% 17% 19% Total IBM (12%) (4%) (1%) (6%) (4%) (1%) (4%) (2%) Core Content (22%) (15%) (11%) (12%) (10%) (7%) (9%) (7%) FY15 Yr/Yr FY14 Yr/Yr FY13 Yr/Yr The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Non-GAAP Supplemental Materials FY15 Yr/Yr GAAP @CC Transactional (19%) (14%) Annuity (6%) 1% Reconciliation of Revenue Growth Software Performance

The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation.. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures Non-GAAP Supplemental Materials FY15 Yr/Yr GAAP @CC @CC excl. Divested Businesses FY15 Yr/Yr GAAP Adjusted for currency Strategic Imperatives 32% 44% 44% Strategic Imperatives $0.5B $1.0B Core Content (31%) (25%) (25%) Core Content ($1.9B) ($1.7B) Cloud 71% 83% 83% Total ($1.4B) (~ $0.8B) Reconciliation of Revenue Growth within Global Business Services Segment Consulting

The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. For reconciliation to GAAP and other information, refer to FY 2015 non-GAAP measures of Reconciliation of Revenue Growth by Segment in Attachment II (Non-GAAP Supplemental Materials) in the Form 8-K submitted to the SEC on January 19, 2016. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Non-GAAP Supplemental Materials FY15 Yr/Yr GAAP @CC @CC excl. Divested Businesses FY15 Yr/Yr GAAP @CC Technology Services & Cloud Platforms (10%) Flat Flat Cognitive Solutions (9%) (3%) Systems (22%) (18%) 4% Reconciliation of Revenue Growth by Segment

The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Non-GAAP Supplemental Materials FY15 Yr/Yr GAAP @CC Strategic Imperatives (3%) 4% Cloud 45% 52% Reconciliation of Revenue Growth Cognitive Solutions Segment

The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Non-GAAP Supplemental Materials FY15 Yr/Yr GAAP @CC @CC excl. Divested Businesses Strategic Imperatives 44% 59% 59% Cloud 45% 59% 59% Reconciliation of Revenue Growth Technology Services & Cloud Platforms Segment

The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Non-GAAP Supplemental Materials FY15 Yr/Yr GAAP @CC @CC excl. Divested Businesses Strategic Imperatives 20% 27% 41% Cloud 27% 35% 45% Reconciliation of Revenue Growth Systems Segment

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth Integration Software Infrastructure Services Consulting Application Management Solutions Software Transaction Processing Software Operating Systems GAAP (9%) (10%) (15%) (8%) (6%) (15%) (14%) @CC (2%) 1% (8%) 1% Flat (8%) (8%) Technical Support Services Global Process Services Systems Hardware GAAP (10%) (15%) (24%) @CC (1%) (10%) (20%) @CC excl. Divested Businesses 1% (7%) 8% FY15 Yr/Yr The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Overview” presentation. For reconciliation to GAAP and other information, refer to FY 2015 non-GAAP measures of z Systems revenue at constant currency, Power revenue at constant currency and Storage revenue at constant currency, on page 33 of the company’s 2015 Annual Report, which is Exhibit 13 to the Form 10-K submitted to the SEC on February 23, 2016. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. FY15 Yr/Yr

[LOGO]

ATTACHMENT II

IBM Updates Reporting Segments
IBM Emerging as a Cognitive Solutions and Cloud Platform Company

25 February 2016

IBM has been transforming its business, addressing the evolving needs of its clients, while continuing to support their most critical business processes.  During IBM’s investor briefing on February 25, Ginni Rometty and the senior management team discussed the progress of the company’s transformation, and described how IBM is becoming more than a hardware, software and services company; it is emerging as a cognitive solutions and cloud platform company.  Information on the event is available on IBM’s investor website at http://www.ibm.com/investor/events/investor0216.html

To support this transformation, the company has made a number of changes to its management system and organizational structure.  Segment reporting reflects the way the company analyzes business results and allocates resources.  With the management system and organizational changes, IBM is updating its reported segments, effective January 1, 2016.  To be clear, there is no change to IBM consolidated results.

Primary Changes

The primary changes are driven by realignment of IBM’s software portfolio, as software value shifts to new areas.

•                  The company has created a cognitive solutions business.  This encompasses the solutions units addressing many of the strategic areas, including analytics, commerce and security, several of the new initiatives around Watson, Watson Health, Watson IoT, and Transaction Processing software.   Many of these are new opportunity areas, opening up incremental revenue and profit pools.

•                  Integration software, including WebSphere, has been brought together with IBM’s cloud infrastructure and platform capabilities and Global Technology Service, reflecting the importance of integration software to enterprise-grade hybrid clouds.

•                  Operating systems have been more closely aligned with the underlying hardware platforms.

The company has also realigned a portion of the software support revenue, which was previously reported in the Integrated Technology Services line of Global Technology Services, to the underlying software product areas.  In addition, the company has also changed the allocation of some expenses between segments to better reflect the current portfolio structure.

The company has also evolved the management system within some of its businesses, as it addresses the changing business environment.

Summary of Segment Changes

The company will report revenue and pre-tax income for each segment.  Revenue will be reported by the line items noted in the table above.  This better reflects the way the business is managed today, and is a more contemporary presentation of results.

External gross profit and gross profit margin will continue to be reported by segment.  In the case of Technology Services & Cloud Platforms, the company will also provide a view of the services and software gross margins.  Similarly, for the Systems segment, the company will report hardware and software gross margins.

While the Software segment will no longer exist as a stand-alone unit, the software revenue is clearly visible within the Technology Services & Cloud Platforms, Cognitive Solutions, and Systems segments.  Given the current focus on IBM’s software revenue performance, the company will continue to report total software revenue performance throughout 2016.

In addition, the company plans to provide additional information on its strategic imperatives by segment.

The net effect is alignment with IBM’s current management system, and provides investors with additional transparency on the drivers of our business.

What to Expect Over the Next 2 Months

Today, the company is providing an overview of the new reported segments, and how they relate to the prior segments.  Before the end of March, the company will provide a view of the segment results for 2014 and 2015 by quarter, so that investors may update their historical models.  The company will report on the new reporting basis starting with first quarter 2016 results in April.